Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF REGENCY ENERGY PARTNERS LP
PURSUANT TO 18 U.S.C. SECTION 1350
     In connection with the accompanying annual report on Form 10-K for the year ended December 31, 2005 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James W. Hunt, Chief Executive Officer of Regency GP LLC, the general partner of Regency GP LP, the general partner of Regency Energy Partners LP (the “Partnership”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 30, 2006	/s/ James W. Hunt
James W. Hunt
Chairman, Chief Executive Officer and President of Regency GP LLC, General Partner of Regency GP LP, General Partner of Regency Energy Partners LP